Top-line Results of EMPhASIS, a Phase 2 Clinical Trial of Vidofludimus Calcium (IMU-838) in Relapsing-Remitting Multiple Sclerosis

Robert J Fox[1], Heinz Wiendl[2], Nicola de Stefano[3], Johann Sellner[4], Andreas Muehler[5] for the EMPhASIS study team

[1] Mellen Center for Multiple Sclerosis, Cleveland Clinic Foundation, Cleveland, OH, USA
[2] Department of Neurology with Institute of Translational Neurology, University Hospital Münster, Germany
[3] Department of Medicine, Surgery and Neuroscience, University of Siena, Italy
[4] Department of Neurology, Landesklinikum Mistelbach-Gänserndorf, Austria
[5] Immunic Inc, New York, USA and Gräfelfing, Germany

8th Joint ACTRIMS-ECTRIMS Meeting

September 11-13, 2020

Disclosures

- RJF has received personal compensation for consulting, serving on a scientific advisory board, speaking, or other activities with Actelion, Biogen, Celgene, EMD Serono, Genentech, Immunic, Novartis, and Teva. Dr. Fox has received research support from, or the institution he works for, has received research support from Novartis.
- HW has received personal compensation for consulting, serving on a scientific advisory board, speaking, or other activities with Abbvie, Actelion, Alexion, Biogen, Cognomed, Biogen, F. Hoffmann-La Roche Ltd, Genzyme, Immunic, Johnson & Johnson, MedDay Pharmaceuticals, Merck Serono, Novartis, Roche Pharma AG, Sanofi-Aventis, TEVA, and WebMD Global. Dr. Wiendl has received research support from Biogen, GlaxoSmithKline GmbH, Roche Pharma AG, and Sanofi-Genzyme.
- NdS has received personal compensation for consulting, serving on a scientific advisory board, speaking, or other activities for Schering, Biogen-Idec, Immunic, Teva, Novartis, Sanofi-Genzyme, Roche and Merck-Serono; is on the speakers' bureaus of Biogen-Idec, Teva, Novartis, Sanofi-Genzyme, Roche, and Merck-Serono. Dr. De Stefano has received research support from or has grants or grants pending from FISM and Roche. He contributed to studies sponsored by Merck KGaA, Darmstadt, Germany.
- JS has received personal compensation for consulting, serving on a scientific advisory board, speaking, or other activities with Alexion, Biogen, Immunic, Merck, Novartis, Roche, Sanofi, Teva.
- AM is employed as the Chief Medical Officer of Immunic Inc. Dr. Muehler holds stock and/or stock options in Immunic Therapeutics which sponsored the reported clinical trial.

EMPhASIS: Phase 2 Study Overview

IMU-838 (Vidofludimus Calcium)

- Next-generation, small-molecular DHODH inhibitor for RRMS[1]:
  - Optimized for human DHODH inhibition
  - Lack of off-target effect on kinases
  - Safety profile available from exposure to 650+ humans





- Convenient pharmacokinetic profile[2]:
  - Once daily oral application
  - Serum half life in humans: ~ 30 hours
  - Steady state trough level reached in 6-8 days
  - Elimination from blood in most patients within 10 days without need for accelerated elimination procedure

Included Population: RRMS With Relevant Disease Activity

- Male or female (18 ≥ age ≤ 55)
- RRMS diagnosis (Revised McDonald criteria 2017)
- Evidence of disease activity based on relapse (1 relapse in last 12 months or 2 relapses in last 24 months) and MRI criteria (at least 1 Gd+ lesion in last 6 months before study)
- Baseline EDSS: 0 ≥ EDSS ≤ 4.0
- Standard laboratory and corticosteroid use exclusions

Blinded Main Treatment Period

- Parallel group design with placebo control
- Overall blinded treatment period of 24 weeks
- MRI every six weeks (BL, W6, W12, W18, W24)

[1] Muehler et al. Mult Scler Relat Disord. 2020;43:102129. doi:10.1016/j.msard.2020.102129

[2] Muehler et al. Eur J Drug Metab Pharmacokinet (2020). https://doi.org/10.1007/s13318-020-00623-7

EMPhASIS Flow Chart and Key Study Endpoints


Screening up to 28 days[a]
Main treatment period 24 weeks
Extended treatment period up to 9.5 years (optional)
Blinded
Unblinded
30 mg IMU-838
EoMT
30 mg IMU-838
30 or 45 mg IMU-838[b]
EoT
R
45 mg IMU-838
EoMT
45 mg IMU-838
30 or 45 mg IMU-838[b]
EoT
EoS
Scr. exam.
BL MRI
Placebo
EoMT
R
30 mg IMU-838
30 or 45 mg IMU-838[b]
EoT
45 mg IMU-838
30 or 45 mg IMU-838[b]
EoT
D-28
-9
D-14
-3
D0
W24/EoMT
End of main part
1°analysis
At time of final analysis of main part
Visits every 12 weeks
W516/EoT
EoS
(EoT+30d)

Efficacy outcome: to evaluate the **cumulative number of new combined unique active lesions up to Week 24**

- **Primary endpoint: 45 mg IMU-838 vs. placebo**
- **Key secondary endpoint: 30 mg IMU-838 vs. placebo**

Patient Assignments and Treatment Discontinuations



Randomized Patients
N=210
Not Dosed
N=1
Placebo
N=69
30 mg IMU-838
N=71
45 mg IMU-838
N=69
Discontinued
N=5
Discontinued
N=2
Discontinued
N=4
Completed Week 24
N=64
Completed Week 24
N=69
Completed Week 24
N=65

Treatment Discontinuation Before Week 24 (all dosed patients until end of blinded treatment)		
Placebo	7.2 %	5/69
All IMU-838	4.3 %	6/140
30 mg IMU-838	2.8 %	2/71
45 mg IMU-838	5.8 %	4/69

Adverse events leading to treatment discontinuations

Placebo
- N=2 liver enzyme elevations*
- N=1 cervix carcinoma
- N=1 hematuria

30 mg IMU-838
- No events

45 mg IMU-838
- N=2 liver enzyme elevations*
- N=1 rash

* Protocol-required stopping rules for liver enzyme elevations were: ALT or AST >8 x ULN, or ALT or AST >5 x ULN for more than 2 weeks

Study Met Primary and Key Secondary Endpoints

		IMU-838	Placebo	Reduction of CUA MRI Lesions vs. Placebo	p-value (1-sided)
Primary Endpoint	45 mg IMU-838 vs. Placebo	N=69	N=69	62%	0.0002
Key Secondary Endpoint	30 mg IMU-838 vs. Placebo	N=71		70%	<0.0001

CUA MRI Lesions: combined unique active magnetic resonance imaging lesions. Sum of the number of all new Gadolinium-enhanced lesions on T1-weighted magnetic resonance imaging (MRI) and the number of all new or substantially enlarged lesions on T2-weighted MRI (non-enhancing on T1-weighted MRI), avoiding double counting.

Estimates are adjusted for baseline volume of T2 lesions, MRI field strength (1.5 or 3.0 Tesla), and baseline number of Gd+ lesions (0, >=1) using a generalized linear model with a negative binomial distribution and a logarithmic link function. Log transformation of time from first IMP dose to date of last MRI assessment is used as offset term.

The Full Analysis set is the primary statistical analysis set as recommended as intent-to-treat (ITT) analysis by regulatory guidance. As per the pre-defined statistical analysis plan, it contains the data of all randomized patients who received at least one dose of IMP, analysis of all data as randomized and includes imputation of missing values.

Subgroup Analysis 30mg IMU-838 – Forest Plot



N RR LCB UCB
Number of Gd+ lesions at Baseline: 0 72 0.23 0.09 0.59
Number of Gd+ lesions at Baseline: >= 1 68 0.35 0.17 0.70
male 54 0.35 0.14 0.88
female 86 0.29 0.14 0.60
Age: <= 40 years 89 0.26 0.14 0.49
Age: > 40 years 51 0.85 0.33 2.18
Weight: <= 65kg 66 0.34 0.16 0.75
Weight: > 65kg 74 0.28 0.13 0.63
EDSS at Baseline <= 2.5 72 0.40 0.19 0.84
EDSS at Baseline > 2.5 68 0.20 0.09 0.46
Prior MS therapy: no 102 0.34 0.17 0.66
Prior MS therapy: yes 38 0.22 0.08 0.66
Duration of disease <= 4 years 74 0.29 0.14 0.61
Duration of disease > 4 years 66 0.41 0.19 0.92
Relapses in previous 24 months < 2 67 0.27 0.11 0.63
Relapses in previous 24 months >= 2 73 0.33 0.16 0.68
Favors 30 mg/day IMU-838
Favors placebo
0.01
0.1
1
10
100

Secondary Endpoints



Cumulative Number of Gd+ lesion *
Cumulative number of new Gd+ lesions
20
18
16
14
12
10
8
6
4
2
0
Baseline
Week 6
Week 12
Week 18
Week 24
Treatment group
30 mg IMU-838
45 mg IMU-838
Placebo



Median percentage change from Baseline to Week 24
in serum neurofilament
(including 95% confidence intervals)
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
-20.0%
-25.0%
-30.0%
-17.0%
-20.5%
6.5%
30 mg IMU-838
45 mg IMU-838
Placebo

Effect on Annualized Relapse Rate (ARR)

Treatment Group	N	Adjusted Mean ARR
30 mg IMU-838	71	0.39
45 mg IMU-838	69	0.48
Placebo	69	0.53



Absolute change of EDSS from Baseline
0.5
0.4
0.3
0.2
0.1
0
-0.1
Baseline
Week 12
Week 24
30 mg IMU-838
45mg IMU-838
Placebo

* Displayed are adjusted mean values (and 95% confidence intervals). Estimates are adjusted for MRI field strength (1.5 or 3.0 Tesla) and baseline number of Gd+ lesions (0, >=1) using a generalized linear model with a negative binomial distribution and a logarithmic link function. Log transformation of time from first IMP dose to date of last MRI assessment is used as offset term.

Overall Adverse Event Rates

Treatment Group	Number of TEAE	Number of Patients with TEAE
30 mg IMU-838	70	32/71 (45.1%)
45 mg IMU-838	59	28/69 (40.6%)
Placebo	62	30/69 (43.5%)

There were 3 patients with serious adverse events (SAE) in this trial:

- Placebo: Squamous cell carcinoma of the cervix
- 30 mg: open fracture, ureterolithiasis/hydronephrosis
- 45 mg: no treatment-emergent SAE reported

There were no on-study deaths in this trial.

TEAE by Intensity		30 mg IMU-838			45 mg IMU-838			Placebo			Total		
		Number of TEAEs (N#)	Number of patients with TEAE (N)	Patients with TEAE (%)	Number of TEAEs (N#)	Number of patients with TEAE (N)	Patients with TEAE (%)	Number of TEAEs (N#)	Number of patients with TEAE (N)	Patients with TEAE (%)	Number of TEAEs (N#)	Number of patients with TEAE (N)	Patients with TEAE (%)
	Mild	49	29	40.8	38	21	30.4	46	23	33.3	133	73	34.9
	Moderate	21	11	15.5	21	16	23.2	14	8	11.6	56	35	16.7
	Severe	0	0	0.0	0	0	0.0	2	1	1.4	2*	1*	0.5
	Total	70	32	45.1	59	28	40.6	62	30	43.5	191	90	43.1

Treatment-emergent adverse events (TEAE) are displayed by intensity.

* One patient on placebo treatment experienced the severe adverse events of leukopenia and neutropenia.

Renal, Hepatic, Hematology Safety

Liver Enzyme Elevation Events			
	30 mg IMU-838	45 mg IMU-838	Placebo
Number of Patients Evaluated	71	69	69
ALT or AST >5x ULN	0 (0%)	1 (1.4%)	2 (2.9%)
ALT or AST >10x ULN	0 (0%)	1 (1.4%)	1 (1.4%)
ALT or AST >15x ULN	0 (0%)	0 (0%)	0 (0%)


No Generalized Effect on Neutrophils Count
Neutrophils abs. [10E9/L]
15.0
12.5
10.0
7.5
5.0
2.5
30 mg IMU-838
45 mg IMU-838
Placebo
Treatment group
Visit
Day 0
Day 7
Week 6
Week 12
Week 18
Week 24

Renal Events	30 mg IMU-838			45 mg IMU-838			Placebo			Total		
	Number of TEAEs (N#)	Number of patients with TEAE (N)	Patients with TEAE (%)	Number of TEAEs (N#)	Number of patients with TEAE (N)	Patients with TEAE (%)	Number of TEAEs (N#)	Number of patients with TEAE (N)	Patients with TEAE (%)	Number of TEAEs (N#)	Number of patients with TEAE (N)	Patients with TEAE (%)
Blood creatinine increased	1	1	1.4	0	0	0.0	0	0	0.0	1	1	0.5
Chromaturia	0	0	0.0	1	1	1.4	0	0	0.0	1	1	0.5
Hematuria	0	0	0.0	0	0	0.0	1	1	1.4	1	1	0.5
Hydronephrosis	2	1	1.4	0	0	0.0	0	0	0.0	2	1	0.5
Ureterolithiasis	1	1	1.4	0	0	0.0	0	0	0.0	1	1	0.5
Total	4	**2**	2.8	1	**1**	1.4	1	**1**	1.4	6	**4**	1.9

Conclusions

Efficacy

- Primary and key secondary endpoints met with high statistical significance
- All other secondary endpoints were consistently favorable to IMU-838, although no formal statistical testing had been planned for secondary endpoints
- The data for MRI lesion suppression of IMU-838 compare favorably to other first-line and oral medications in RRMS

Safety

- Consistent with prior studies in other patient populations, IMU-838 was well-tolerated
  - Safety profile is comparable to the placebo group
- Very low rate of treatment discontinuations
  - Compares favorably to other RRMS medications
- Favorable safety profile
  - No increase in liver and renal events
  - No hepatotoxicity signal

A phase 3 trial program is being planned